Provisions for liabilities and charges	12 Months Ended
Dec. 31, 2017
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Provisions for liabilities and charges

21. Provisions for liabilities and charges

The movements in 2017 and 2016 were as follows:

	Property £m	Other £m	Total £m
1 January 2016	52.7	130.9	183.6
Charged to the income statement	5.8	14.5	20.3
Acquisitions[1]	11.1	3.9	15.0
Utilised	(14.7)	(18.1)	(32.8)
Released to the income statement	(2.9)	(3.7)	(6.6)
Transfers	(1.6)	14.6	13.0
Exchange adjustments	8.1	27.3	35.4
31 December 2016	58.5	169.4	227.9
Charged to the income statement	4.1	16.9	21.0
Acquisitions[1]	4.0	22.8	26.8
Utilised	(6.0)	(21.4)	(27.4)
Released to the income statement	(5.5)	(5.9)	(11.4)
Transfers	0.1	7.1	7.2
Exchange adjustments	(2.6)	(12.5)	(15.1)
31 December 2017	52.6	176.4	229.0

Note

[1]

Acquisitions include £21.9 million (2016: £3.4 million) of provisions arising from revisions to fair value adjustments related to the acquisition of subsidiary undertakings that had been determined provisionally at the immediately preceding balance sheet date, as permitted by IFRS 3 Business Combinations.

Provisions comprise liabilities where there is uncertainty about the timing of settlement, but where a reliable estimate can be made of the amount. These include provisions for vacant space, sub-let losses and other property-related liabilities. Also included are other provisions, such as certain long-term employee benefits and legal claims, where the likelihood of settlement is considered probable.

The Company and various of its subsidiaries are, from time to time, parties to legal proceedings and claims which arise in the ordinary course of business. The directors do not anticipate that the outcome of these proceedings and claims will have a material adverse effect on the Group’s financial position or on the results of its operations.